UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Growth and Income Fund

A time-tested objective

[photo of a man picking grapes off of a vine]

Annual report for the year ended November 30, 2006

Capital World Growth and Income FundSM seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article
A time-tested objective	6
Summary investment portfolio	10
Financial statements	14
Board of directors and other officers	30
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2006 (the most recent calendar quarter):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+15.33%	+15.33%	+13.12%

The total annual fund operating expense ratio was 0.73% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 22 and 23 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2006, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.26% (2.22% without the fee waiver).

Results for other share classes can be found on page 5. Please see the inside back cover for important information about other share classes.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

Fellow shareholders:

[photo of a man picking grapes off of a vine]

Global stocks continued to deliver outstanding returns for a fourth consecutive year. Results from international markets once again outpaced the U.S., and a strengthening of major currencies against the U.S. dollar further boosted returns for our shareholders.

For the 12 months ended November 30, 2006, Capital World Growth and Income Fund posted a total return of 23.4%. Fund results exceeded that of its benchmark, the unmanaged MSCI World Index,SM which recorded a 20.9% return. In comparison, the Lipper Global Funds Index, a peer group benchmark, returned 20.4%. Over longer time frames, the fund has also consistently done better than either of these measures, as evidenced in the table below.

During the year, shareholders received quarterly dividends totaling 95 cents a share, as well as a capital gain distribution of nearly $1.44 a share paid in December 2005. For the year, shareholders recorded an income return of approximately 2.6%.

A look at global markets

Ongoing strength in global stock markets has been fueled by solid economic growth in developed and developing countries alike. The majority of fund assets are located in developed markets of the world, but strong growth in developing economies feeds into developed markets through imports, exports and foreign capital investments.

At the start of the recent fiscal year, the United States experienced strong economic growth, which helped lift stock prices. By mid-year, however, growth had slowed to a more moderate pace as the economy digested a weaker housing market, rising commodity prices and higher short-term interest rates engineered by the Federal Reserve to help contain inflation. Then in August, the Fed stopped raising the federal funds rate, and the stock market got a second wind that carried it through year-end. Ongoing concerns about inflation and the strength of the economy were largely overshadowed by continued strong corporate profits and a stepped-up pace of mergers and acquisitions. For the year, U.S. stocks, which represent 21% of the fund’s assets, gained 14.0%.*

*Country returns are based on MSCI indices, in U.S. dollars (except where noted) and with gross dividends reinvested.

[Begin Sidebar]
Results at a glance
(as of November 30, 2006, with all distributions reinvested)

Average annual total returns

	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund	+23.4%	+16.3%	+13.5%	+14.6%
MSCI World Index*	+20.9	+10.2	+7.7	+9.7
Lipper Global Funds Index†	+20.4	+10.2	+8.0	+9.6

*The MSCI World Index is a market capitalization index that is designed to measure global developed market equity results. The index consists of 23 developed-country indices, including the United States. The index is unmanaged and includes reinvested dividends and/or distributions, but does not reflect the effect of sales charges, commissions, expenses or taxes.

† Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
[End Sidebar]

Europe enjoyed improved economic growth during the year, creating a welcome environment for its stock markets. A noted strengthening in Germany’s notoriously sluggish economy (the largest in Europe) set the tone for the continent, while the United Kingdom, Spain and the Nordic countries continued to best their neighbors with above-average, sustained growth. Stock market returns were consistently higher than in the United States, totaling 20% or more in most cases when measured in local currencies. A strengthening of the euro, the British pound and other regional currencies against the U.S. dollar lifted returns even further for our shareholders. On a currency-adjusted basis, returns ranged from a low of 28.7% for Switzerland to just over 50% for Portugal and Spain. In aggregate, Europe houses the largest concentration of portfolio assets, 43.5%.

Results from the larger markets of the Asia/Pacific region were also strong, though distinctly varied. Again, solid economic growth underpinned market advances, while strengthening currencies boosted returns in many cases. The return for Japan, up 12.7%, was at the low end for the region, but nonetheless attests to resurgent growth after years of economic weakness. Returns were more robust from Korea, 24.6% and Taiwan, 27.8%, while Australia surged 31.2%.

Returns for developing countries were impressive as well, all the more so for their recovery from a sharp selloff mid-year. Beginning in early May, developing market stocks and bonds suffered an abrupt decline as investors grew concerned about the sustainability of global growth. This selloff also rattled developed markets. By late summer, however, worries subsided and returns improved as evidenced by gains from key markets such as Brazil, 33.4%, China, 64.7%, India, 60.5% and Mexico, 39.8%.

Choosing where we want to be

The widespread strength of global markets and non-U.S. currencies gave a welcome boost to this year’s results, but does not account for return differences between the fund and its benchmark. Fund results are based on the strength (or weakness) of individual holdings that compose the portfolio. Further, our emphasis on individual stock selection differentiates the fund from the index in meaningful ways. One distinction is where the fund’s assets were invested, as shown in the table at right.

Importantly, our selection of portfolio holdings is not intended to replicate any market or industry. Rather, we select the stocks of companies that we believe offer the best long-term values for our shareholders. The table below identifies the fund’s 10 largest holdings, a representation of our highest convictions as of year-end. These holdings are culled from a variety of industries, though most are domiciled in Europe. Each recorded double-digit returns for the fiscal year. Returns for seven of these stocks (Novo Nordisk, Banco Santander Central Hispano, Koninklijke KPN, E.ON, Diageo, Vivendi and Bayer) exceeded the 23.4% return of the fund. While these stocks alone do not account for the fund’s higher return, they do underscore the importance of individual stock selection on fund results.

From a broader market perspective, gains were spread across a number of industries, including banks, utilities, telecommunication services, materials and energy, all of which are represented in the portfolio. Few industries posted weak results, among them semiconductors and health care equipment & services.

Recent and long-term growth

During the year, Capital World Growth and Income Fund continued to benefit from strong investor interest. Net assets of the fund grew 56%, while the number of shareholder accounts increased 46%. In the past year alone, the fund has added more than 1.3 million shareholder accounts. We take this opportunity to welcome our new shareholders.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2006)
		Percent of	12-month
Company	Country	net assets	return

Royal Dutch Shell	United Kingdom	1.8%	12.5%
Roche Holding	Switzerland	1.5	20.2
Diageo	United Kingdom	1.3	33.0
Altria Group	United States	1.3	15.7
Bayer	Germany	1.3	29.2
E.ON	Germany	1.3	34.8
Vivendi	France	1.1	32.4
Banco Santander Central Hispano	Spain	1.1	42.6
Novo Nordisk	Denmark	1.1	43.6
Koninklijke KPN	Netherlands	1.0	38.3
[End Sidebar]

Finally, we encourage all shareholders to maintain realistic expectations for their investments. The returns of this past year, while welcome, are well above the fund’s lifetime average and may not soon be repeated. Rather, we believe the value of the fund lies in its long-term investment approach and its proven reliability over extended market cycles. To learn more about how the fund has fared over longer time periods, we invite you to read our feature article, “A time-tested objective,” beginning on page 6.

We thank you for making us part of your investment future and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President
January 5, 2007

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets were invested

[begin pie chart]
Europe	43.5%
The Americas	25.8%
Asia/Pacific	20.9%
Bonds, cash & equivalents	8.8%
Other	1.0%
[end pie chart]

	Capital World Growth and Income Fund	MSCI World Index

The Americas	25.8%	52.9%
United States	21.1	49.3
Brazil	1.9	—
Canada	1.8	3.6
Mexico	1.0	—

Europe	43.5%	32.5%
France	9.2	4.7
United Kingdom	9.1	11.2
Germany	6.4	3.4
Netherlands	3.4	1.6
Switzerland	3.2	3.3
Spain	2.6	2.0
Italy	2.4	1.8
Sweden	1.2	1.2
Denmark	1.1	.4
Belgium	1.0	.6
Greece	1.0	.3
Finland	.9	.7
Austria	.8	.3
Norway	.6	.4
Other Europe	.6	.6

Asia/Pacific	20.9%	14.6%
Japan	4.4	10.7
Korea	4.2	—
Taiwan	3.5	—
Australia	2.3	2.6
Hong Kong	1.7	.8
India	1.4	—
China	.8	—
Other Asia/Pacific	2.6	.5

Other	1.0%	—

Bonds, cash & equivalents	8.8%	—

Total	100%	100%

Percent of net assets by country as of November 30, 2006.
The MSCI World Index is weighted by market capitalization.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested[1,2]	Capital World Growth and Income Fund, with dividends excluded[1,3]	MSCl World Index, with dividends reinvested[4]	U.S. Consumer Price Index (inflation)[5]

3/26/1993	$9,425	$9,425	$10,000	$10,000
5/31/1993	9,719	9,719	10,837	10,042
8/31/1993	10,401	10,313	11,475	10,084
11/30/1993	10,782	10,625	10,924	10,153
2/28/1994	11,615	11,388	12,062	10,216
5/31/1994	11,315	11,044	11,936	10,272
8/31/1994	12,038	11,656	12,501	10,376
11/30/1994	11,592	11,131	11,982	10,425
2/28/1995	11,860	11,293	12,097	10,508
5/31/1995	12,788	12,094	13,242	10,599
8/31/1995	13,412	12,557	13,598	10,648
11/30/1995	13,841	12,850	14,260	10,696
2/29/1996	14,700	13,553	15,042	10,787
5/31/1996	15,327	14,031	15,673	10,905
8/31/1996	15,414	13,947	15,379	10,954
11/30/1996	17,118	15,362	17,004	11,045
2/28/1997	17,849	15,936	17,136	11,114
5/31/1997	18,908	16,782	18,427	11,149
8/31/1997	19,755	17,380	18,892	11,198
11/30/1997	19,917	17,414	19,212	11,247
2/28/1998	21,881	19,050	21,351	11,274
5/31/1998	22,801	19,763	22,198	11,337
8/31/1998	19,885	17,104	19,671	11,379
11/30/1998	23,007	19,676	23,138	11,421
2/28/1999	23,904	20,375	24,151	11,455
5/31/1999	25,004	21,214	25,203	11,574
8/31/1999	26,177	22,063	26,263	11,636
11/30/1999	27,396	23,014	28,141	11,720
2/29/2000	29,908	25,027	28,765	11,825
5/31/2000	30,124	25,119	28,718	11,943
8/31/2000	31,516	26,121	29,799	12,033
11/30/2000	29,142	24,016	26,067	12,124
2/28/2001	30,810	25,334	24,728	12,242
5/31/2001	31,113	25,404	24,514	12,375
8/31/2001	29,274	23,786	22,316	12,361
11/30/2001	28,613	23,111	21,975	12,354
2/28/2002	28,826	23,225	21,266	12,382
5/31/2002	30,788	24,700	21,514	12,521
8/31/2002	26,985	21,503	18,550	12,584
11/30/2002	27,405	21,693	18,697	12,625
2/28/2003	25,681	20,237	16,961	12,751
5/31/2003	29,144	22,806	19,487	12,779
8/31/2003	31,622	24,576	20,680	12,855
11/30/2003	35,220	27,230	22,391	12,848
2/29/2004	39,110	30,063	24,603	12,967
5/31/2004	37,996	29,064	24,197	13,169
8/31/2004	38,489	29,275	24,018	13,196
11/30/2004	43,044	32,485	26,414	13,301
2/28/2005	45,627	34,128	27,680	13,357
5/31/2005	44,120	32,857	27,074	13,538
8/31/2005	47,417	35,102	28,507	13,677
11/30/2005	49,405	36,422	29,519	13,760
2/28/2006	53,238	38,938	31,500	13,837
5/31/2006	54,442	39,665	32,097	14,102
8/31/2006	56,740	41,006	33,164	14,199
11/30/2006	60,955	43,831	35,678	14,032
[end mountain chart]

Year ended
November 30	1993[6]	1994	1995	1996	1997	1998	1999
Total value
Dividends reinvested	$144	295	421	506	488	478	440
Value at year-end[1]	$10,782	11,592	13,841	17,118	19,917	23,007	27,396
WGI total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1

Year ended
November 30	2000	2001	2002	2003	2004	2005	2006
Total value
Dividends reinvested	577	578	569	679	914	1,043	1,315
Value at year-end[1]	29,142	28,613	27,405	35,220	43,044	49,405	60,955
WGI total return	6.4	(1.8)	(4.2)	28.5	22.2	14.8	23.4

Average annual total return for fund’s lifetime 14.1%2

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 Includes reinvested dividends of $8,447 and reinvested capital gain distributions of $12,892.
3 Results calculated with capital gains reinvested.
4 The MSCI World Index is unmanaged and includes reinvested dividends, but does not reflect the effects of sales charges, commissions or expenses.
5 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6 For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2006)*

	1 year	5 years	10 years

Class A shares	+16.28%	+14.96%	+12.87%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 22 and 23 for details.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2006
(the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+16.37%	+15.57%	+10.52%
Not reflecting CDSC	+21.37%	+15.80%	+10.52%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+20.29%	+15.73%	+12.82%
Not reflecting CDSC	+21.29%	+15.73%	+12.82%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+22.30%	+16.62%	+13.71%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+15.21%	—	+15.84%
Not reflecting maximum sales charge	+22.25%	—	+17.26%

Class 529-B shares†— first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold
within six years of purchase	+16.23%	—	+16.43%
Not reflecting CDSC	+21.23%	—	+16.66%

Class 529-C shares†— first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+20.25%	—	+16.66%
Not reflecting CDSC	+21.25%	—	+16.66%

Class 529-E shares*†— first sold 3/4/02	+21.86%	—	+16.26%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+22.49%	—	+22.66%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 22 and 23 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

A time-tested objective

[photo of a vineyard in a countryside - buildings on a hill in the background]

For the past four fiscal years, Capital World Growth and Income Fund has delivered exceptional returns aided, in part, by broad advances in global stock markets. That has not always been the case. Earlier this decade when stock prices retreated around the world, the fund experienced modest losses, though its results were better than its benchmark, the MSCI World Index. In fact, Capital World Growth and Income Fund has weathered an assortment of market cycles and events — some of them global in nature, others more regional — since its inception in March 1993.

In this article, we’ll take a look at how the fund has done under a variety of market conditions, some favorable, some not. Our purpose is to demonstrate how the fund’s objective and investment approach have served the long-term goals of shareholders and, in the process, made Capital World Growth and Income Fund one of the largest global funds.

Bullish beginnings

Capital World Growth and Income Fund was launched near the beginning of what proved to be an extended bull market for global stocks. From March 1993 through December 1999, the MSCI World Index (an aggregate of global stock indices) rose more than 200%. Fund results echoed this momentum, posting positive returns — six of them double-digit — in each of the first seven fiscal years (see chart at right).

A closer look at each of those fiscal periods, however, reveals a less unified momentum. During 1994, for example, volatility caused by rising interest rates dampened returns for both the fund and its benchmark; however, a strengthening of major currencies against the dollar helped mitigate some of the weakness and bolstered returns by fiscal year-end. Nonetheless, fund results fell short of the index for the first time in 1994.

Volatility was also prevalent in global markets during the late 1990s, though it is not apparent in the strong returns recorded for those years. In 1997, Asian currencies devalued, sending stock markets lower around the world. Then in 1998, Russia defaulted on its debt. These consecutive events incited a significant, though relatively short-lived, selloff in global markets during the summer of 1998. Fund results, while healthy, lagged the index that year and again in 1999 when technology stocks were driving market valuations to historic highs. The fund’s lagging returns at the end of the ’90s hinted at important differences between the fund and the index — distinctions that served the fund well when the technology bubble finally burst and markets around the world plummeted.

An eye to income and value

The MSCI World Index serves as an impartial gauge of global stock markets, reflecting investor momentum and the market capitalization of industries and corporations worldwide. Capital World Growth and Income Fund, on the other hand, is decidedly partial in its investment approach, which serves the fund’s objective. Portfolio counselor Mark Denning, who has been with the fund since inception, identifies the approach as traditional value investing. “We invest in stocks that have above-average dividend yields and above-average growth potential. Quite often, these are stocks of well-established companies whose longer term prospects have not been fully recognized by the marketplace.” This focus, which is essentially conservative in nature, distinguishes the fund from most of its peers and contrasts with the index, which is a passive reflector of market activity, not a selective investor. This distinction gets at the differences in results over time and at critical points in a market’s cycle.

“In the late ’90s, the fund was overshadowed because of its value orientation,” explains Mark. “The market was riding high on growth stories, fueled by telecom, media and technology companies. Of the three, telecom is the only sector where we had a meaningful participation, because many of those companies were established entities with a history of paying dividends.” While our selective focus limited the fund’s upside during the go-go ’90s, it also helped cushion the downside in the years that followed.

Weathering the worst

The first tremors of a major market correction were felt early in 2000. Over the next two-and-a-half years, the MSCI World Index lost nearly 50% of its value; some local stock exchanges recorded even greater declines. Though Capital World Growth and Income Fund suffered the effects of this correction as well, its decline was nowhere near as severe as that of the index. (See table on page 8.) One of the reasons the fund fared better was its focus on dividends.

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

A history of results

This chart shows each of the fund’s fiscal year results compared to its benchmark, the MSCI World Index. Though fund results lagged the index on three occasions in the 1990s, returns were better for all remaining years, providing a higher cumulative return for long-term investors.

[photo of grapes hanging on a vine]

	Fund returns	MSCI World Index returns
1993*	14.4%	9.2%
1994	7.5%	9.7%
1995	19.4%	19.0%
1996	23.7%	19.2%
1997	16.4%	13.0%
1998	15.5%	20.4%
1999	19.1%	21.6%
2000	6.4%	-7.4%
2001	-1.8%	-15.7%
2002	-4.2%	-14.9%
2003	28.5%	19.8%
2004	22.2%	18.0%
2005	14.8%	11.8%
2006	23.4%	20.9%

*3/26/93 - 11/30/93
Index returns are in U.S. dollars with gross dividends reinvested. The fund’s returns are calculated at net asset value with all distributions reinvested.
[End Sidebar]

“Dividends are a buffer for investors during those inevitable periods of weak growth,” notes portfolio counselor and fund president, Steve Bepler, who also has been with the fund since inception. “Dividends are also a measure of a company’s health. Those that pay dividends typically have a solid market position, reliable cash flows and are, therefore, better equipped to withstand periods of economic weakness.”

The severe global downturn that battered stocks and bruised economies finally gave way to recovery in 2003. Still, it was not until January 2006 that the MSCI World Index managed to fully recover from its market low of October 2002. Capital World Growth and Income Fund, on the other hand, fully retraced its lost ground within a year’s time, by the beginning of September 2003. Since then, the fund has gone on to deliver successive years of double-digit returns, spurred by advances in global markets and enhanced by its value-oriented approach.

[Begin Sidebar]
[photo of a row of grapevines]

Declines of 10% or more in the MSCI World Index

Since the fund’s inception, there have been three major global market corrections as measured by the MSCI World Index. Two of these were relatively brief in duration, but not the decline of 2000 to 2002, which was long, severe and damaging to many investor portfolios.

The table below compares the fund’s results to the index declines during these three periods. During the first two corrections, which were steeper and longer than the third, the fund proved more resilient. While that was not the case during the most recent and briefest correction, the fund nonetheless rebounded smartly to end the fiscal year with a return well above that of the index.

High to Low	MSCI World Index returns	Fund returns

7/20/98 - 10/5/98	-20.24%	-17.34%
3/27/00 - 10/9/02	-49.38	-25.88
5/9/06 - 6/13/06	-11.21	-12.78

Decline dates are based on the MSCI World Index and assume 100% recovery. Index returns are in U.S. dollars with gross dividends reinvested. The fund’s returns are calculated with all distributions reinvested.
[End Sidebar]

A measure of endurance

The pattern of results delivered by the fund over time discloses a characteristic prized by conscientious investors. That is: The fund has tended to capture most of the market’s upside when stock prices were rising, yet has typically lost less ground when markets were declining. While this tendency did not prevail in every isolated market move — the brief correction of this past year is one exception — it has been the case over broader market cycles and can be glimpsed in the comparative annual returns on page 7. To quantify this pattern, the fund has captured 110% of the market’s upside (as recorded by the MSCI World Index) and only 62% of its declines over its lifetime. These numbers attest to the fund’s strength over full market cycles.

Both upside and downside measures are important assessments of a fund’s stamina — its ability to thrive and survive over long periods. The downside measure, however, is the key to long-term sustainability. A fund that is less susceptible to market declines retains more of its value for shareholders and is, therefore, in a better position to increase wealth when markets begin to recover. Steve adds, “It’s great to get good returns; it’s more important to keep them. This is one of the lessons that investors learned from the severe downturn of 2000 to 2002.”

Research drives results

Capital World Growth and Income Fund’s long-term success can be traced, in large part, to the investment process that serves the fund’s objective. This process relies on fundamental research to help the fund’s portfolio counselors identify those companies that are well positioned to meet the growth-and-income objective at any given point in a market cycle. Gadi Slade, one of the fund’s research analysts, explains, “We employ a bottom up approach, carefully examining the strengths and weaknesses of each company we cover. We then look for relative values among these companies. In most cases, these are ‘blue chip’ companies with good growth prospects that we believe are undervalued by the market.”

[Begin pull quote]
It’s great to get good returns; it’s more important to keep them. This is one of the lessons that investors learned from the severe downturn of 2000 to 2002.”
— Steve Bepler
[End pull quote]

Gadi also serves as a coordinator for the fund’s research portfolio — the portion of assets (about 25%) that are managed directly by analysts. The research portfolio takes our fundamental analysis a step further by compelling analysts to think like portfolio counselors and to take into account the practicalities of buying and selling stocks. The research portfolio also helps fund counselors better discern the strength of the analysts’ convictions by seeing how analysts structure their portfolios. Befitting its global reach, Capital World Growth and Income Fund had more than 60 analysts from around the world participating in its research portfolio this past year.

The fund’s global scope, coupled with its multiple counselors and analysts, accommodates a wide range of investment perspectives and specializations. These varying views, in turn, foster broad diversification in the fund’s portfolio as a whole, which encompasses more than 380 companies located in 37 different countries. This diversification — across companies, industries and countries — helps to reduce volatility and downside risks to the portfolio because markets seldom move in sync and industries can rotate in or out of favor at differing points in economic and market cycles.

Benefits from a long-term view

The strong returns of the past four years are not a predictor of future returns. At some point, markets around the world will surely correct, whether briefly or for an extended period. Though difficult to stomach, market corrections may also benefit patient, far-sighted investors. Corrections are often a catalyst for identifying the fittest and ablest companies, as it takes good management, a solid business and a strong balance sheet to withstand declines brought about by economic weakness. Also, by repricing the markets lower, excesses can be removed from equity valuations and fresh, attractive entry levels can be established for desirable companies.

Of course, it helps to have a long-term investment outlook when weathering difficult market conditions. It is also important to be well-diversified with a portfolio of companies that have a proven ability to endure and thrive. Long-time holders of Capital World Growth and Income Fund understand this. They have survived the ups and downs of global markets and been rewarded for their patience. The fund’s growth-and-income objective, served by a value orientation and our fundamental research, has established a compelling track record that we strive daily to uphold. This is an investment approach that is not just time-tested, but also timeless.

[Begin Sidebar]
Rolling 10-year periods

[photo of six wine bottles in a crate]

Over longer periods of time, Capital World Growth and Income Fund has demonstrated remarkable consistency and delivered impressive results. This can be seen in the table below, which shows the fund’s average annual total returns over 10-year rolling periods and compares them to its benchmark.

10-year periods	Fund returns	MSCI World Index returns

11/30/93 - 11/30/03	12.6%	7.4%
11/30/94 - 11/30/04	14.0	8.2
11/30/95 - 11/30/05	13.6	7.5
11/30/96 - 11/30/06	13.5	7.7

Index returns are in U.S. dollars with gross dividends reinvested. The fund’s returns are calculated with all distributions reinvested.
[End Sidebar]

Summary investment portfolio, November 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry diversification	Percent of net assets
Financials	20.51%
Consumer discretionary	10.31
Materials	8.64
Telecommunication services	8.33
Energy	8.24
Other industries	34.66
Convertible securities	.48
Bonds & notes	.49
Short-term securities and other assets less liabilities	8.34
[end chart]

		Market	Percent
		value	of net
Common stocks - 90.69%	Shares	(000)	assets

Financials - 20.51%
Banco Santander Central Hispano, SA	48,272,604	$876,379	1.10%
UniCredito Italiano SpA (Italy)	77,740,000	670,984
UniCredito Italiano SpA (Germany)	13,500,000	116,377.98
HSBC Holdings PLC (United Kingdom)	29,384,269	541,878
HSBC Holdings PLC (Hong Kong)	7,854,000	145,904.86
BNP Paribas	5,595,870	602,808.75
Citigroup Inc.	12,014,500	595,799.75
Société Générale	3,423,512	573,477.72
AXA SA	14,277,722	540,728.68
Lloyds TSB Group PLC	49,915,000	530,408.66
ING Groep NV	12,196,834	519,902.65
Fortis (Netherlands)	12,214,100	497,833
Fortis (Belgium)	300,000	12,232.64
Shinhan Financial Group Co., Ltd.	10,211,500	497,385.62
Sun Hung Kai Properties Ltd.	43,445,000	492,068.62
Banco Itaú Holding Financeira SA, preferred nominative	12,540,100	418,583.52
Other securities		8,766,806	10.96
		16,399,551	20.51

Consumer discretionary - 10.31%
Vivendi SA	23,052,400	886,780	1.11
Compagnie Générale des Etablissements Michelin, Class B	7,169,000	622,753.78
Greek Organization of Football Prognostics SA	15,949,410	599,814.75
Hyundai Motor Co.	6,501,500	492,686.61
Continental AG	4,164,050	472,884.59
Other securities		5,170,869	6.47
		8,245,786	10.31

Materials - 8.64%
Bayer AG	19,952,000	1,028,548	1.29
China Steel Corp.	551,485,660	559,157.70
Barrick Gold Corp.	15,291,000	480,749
Barrick Gold Corp. (CAD denominated)	1,931,540	60,573.68
Koninklijke DSM NV	10,097,356	481,219.60
Other securities		4,297,469	5.37
		6,907,715	8.64

Telecommunication services - 8.33%
Koninklijke KPN NV	59,962,620	821,816	1.03
AT&T Inc.	20,196,824	684,874.86
Vodafone Group PLC	237,518,328	628,063.78
Telekom Austria AG	18,892,393	500,346.63
France Télécom SA	17,405,000	451,735.56
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	368,927,000	398,557.50
Other securities		3,178,097	3.97
		6,663,488	8.33

Energy - 8.24%
Royal Dutch Shell PLC, Class B	20,949,312	748,356
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	370,777
Royal Dutch Shell PLC, Class A	7,850,000	277,130
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	82,098	1.85
TOTAL SA	9,243,000	655,429
TOTAL SA (ADR)	2,250,000	160,785	1.02
Chevron Corp.	9,376,962	678,142.85
Other securities		3,611,679	4.52
		6,584,396	8.24

Consumer staples - 7.67%
Diageo PLC	55,365,500	1,062,906	1.33
Altria Group, Inc.	12,470,000	1,050,099	1.31
Tesco PLC	77,505,563	596,171.74
Nestlé SA	1,379,500	486,963.61
Other securities		2,939,618	3.68
		6,135,757	7.67

Health care - 6.78%
Roche Holding AG	6,484,566	1,171,584	1.47
Novo Nordisk A/S, Class B	11,322,200	874,328	1.09
AstraZeneca PLC (Sweden)	7,416,800	429,438
AstraZeneca PLC (United Kingdom)	3,405,000	197,480.78
Other securities		2,750,306	3.44
		5,423,136	6.78

Information technology - 6.66%
Microsoft Corp.	26,699,000	783,082.98
Nokia Corp.	21,521,750	432,901
Nokia Corp. (ADR)	7,250,300	146,601.72
Taiwan Semiconductor Manufacturing Co. Ltd.	121,306,770	245,613
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	19,778,888	212,623.57
International Business Machines Corp.	4,430,000	407,206.51
Other securities		3,100,244	3.88
		5,328,270	6.66

Utilities - 5.69%
E.ON AG	7,822,214	1,004,329	1.26
Veolia Environnement	10,550,000	698,376.87
Electricité de France SA	9,369,000	600,471.75
RWE AG	3,598,403	407,932.51
Other securities		1,833,871	2.30
		4,544,979	5.69

Industrials - 5.18%
General Electric Co.	16,080,000	567,302.71
United Parcel Service, Inc., Class B	6,191,700	482,457.60
Other securities		3,092,502	3.87
		4,142,261	5.18

Miscellaneous - 2.68%
Other common stocks in initial period of acquisition		2,142,423	2.68

Total common stocks (cost: $55,170,729,000)		72,517,762	90.69

Convertible securities - 0.48%

Other - 0.48%
Other securities		385,588.48

Total convertible securities (cost: $396,778,000)		385,588.48

Bonds & notes - 0.49%

Other - 0.49%
Other securities		390,567.49

Total bonds & notes (cost: $358,872,000)		390,567.49

Short-term securities - 8.27%	Principal amount (000)

BNP Paribas Finance Inc. 5.24%-5.27% due 12/1/2006-1/18/2007	225,000	224,435.28
HSBC USA Inc. 5.22%-5.25% due 12/8/2006-3/16/2007	185,000	183,878.23
Other securities		6,207,223	7.76

Total short-term securities (cost: $6,614,691,000)		6,615,536	8.27

Total investment securities (cost: $62,541,070,000)		79,909,453	99.93
Other assets less liabilities		54,979.07

Net assets		$79,964,432	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including some securities for which resale may be limited to qualified institutional buyers or may require registration. The total value of such restricted securities was $3,024,072,000, which represented 3.78% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's affiliated-company is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 11/30/06 (000)
Mediceo Paltac Holdings Co., Ltd.*	14,930,500	-	14,930,500	-	$920	$-
Asahi Diamond Industrial Co., Ltd.*	3,950,000	-	3,950,000	-	164	-
Spark Infrastructure	-	56,535,632	-	56,535,632	2,229	52,399
					$3,313	$52,399
* Unaffiliated issuer at 11/30/2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $62,489,693)	$79,857,054
Affiliated issuers (cost: $51,377)	52,399	$79,909,453
Cash denominated in non-U.S. currencies
(cost: $16,553)		16,754
Cash		3,663
Receivables for:
Sales of investments	$110,886
Sales of fund's shares	202,425
Dividends and interest	145,980	459,291
		80,389,161
Liabilities:
Payables for:
Purchases of investments	295,393
Repurchases of fund's shares	48,842
Investment advisory services	21,786
Services provided by affiliates	48,396
Deferred directors' compensation	1,263
Other	9,049	424,729
Net assets at November 30, 2006		$79,964,432

Net assets consist of:
Capital paid in on shares of capital stock		$58,673,646
Undistributed net investment income		541,515
Undistributed net realized gain		3,387,065
Net unrealized appreciation		17,362,206
Net assets at November 30, 2006		$79,964,432

Total authorized capital stock - 4,000,000 shares, $.01 par value (1,869,761 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$60,265,115	1,407,414	$42.82
Class B	3,443,259	80,857	42.58
Class C	6,572,438	154,797	42.46
Class F	4,173,588	97,604	42.76
Class 529-A	1,088,497	25,464	42.75
Class 529-B	141,674	3,326	42.59
Class 529-C	303,862	7,135	42.59
Class 529-E	53,266	1,248	42.69
Class 529-F	22,089	516	42.78
Class R-1	86,116	2,024	42.55
Class R-2	793,124	18,679	42.46
Class R-3	1,137,770	26,689	42.63
Class R-4	860,231	20,119	42.76
Class R-5	1,023,403	23,889	42.84
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $45.43 and $45.36, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2006	(dollars in thousands)

Investment income:
Income:
IDividends (net of non-U.S. taxes of $163,165; also includes
$3,313 from affiliates)	$1,700,750
Interest (net of non-U.S. taxes of $608)	357,226	$2,057,976

Fees and expenses(*):
Investment advisory services	249,061
Distribution services	215,701
Transfer agent services	47,352
Administrative services	20,694
Reports to shareholders	3,211
Registration statement and prospectus	3,600
Postage, stationery and supplies	4,560
Directors' compensation	700
Auditing and legal	116
Custodian	14,839
State and local taxes	550
Other	192
Total fees and expenses before reimbursements/waivers	560,576
Less reimbursements/waivers of fees and expenses:
Investment advisory services	24,906
Administrative services	711
Total fees and expenses after reimbursements/waivers		534,959
Net investment income		1,523,017

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $71,114 net gain from affiliates)	3,651,558
Non-U.S. currency transactions	(8,071)	3,643,487
Net unrealized appreciation on:
Investments	8,410,436
Non-U.S. currency translations	2,165	8,412,601
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		12,056,088
Net increase in net assets resulting from operations		$13,579,105

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended November 30
	2006	2005
Operations:
Net investment income	$1,523,017	$933,122
Net realized gain on investments and non-U.S. currency transactions	3,643,487	2,076,338
Net unrealized appreciation on investments and non-U.S. currency translations	8,412,601	2,701,924
Net increase in net assets resulting from operations	13,579,105	5,711,384

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(1,457,079)	(831,717)
Distributions from net realized gain on investments	(2,018,554)	(736,061)
Total dividends and distributions paid to shareholders	(3,475,633)	(1,567,778)

Capital share transactions	18,681,372	16,167,034

Total increase in net assets	28,784,844	20,310,640

Net assets:
Beginning of year	51,179,588	30,868,948
End of year (including undistributed net investment
income: $541,515 and $411,238, respectively)	$79,964,432	$51,179,588

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.  Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2006, non-U.S. taxes paid on realized gains were $4,745,000. As of November 30, 2006, non-U.S. taxes provided on unrealized gains were $7,503,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2006, the fund reclassified $64,672,000 from undistributed net realized gain to undistributed net investment income; and reclassified $333,000 from undistributed net investment income and $188,269,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$554,544
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through November 30, 2006)*	(553)
Undistributed long-term capital gain	3,390,088
Gross unrealized appreciation on investment securities	17,713,512
Gross unrealized depreciation on investment securities	(359,365)
Net unrealized appreciation on investment securities	17,354,147
Cost of investment securities	62,555,306
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2006			Year ended November 30, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$1,173,972	$1,566,910	$2,740,882	$695,208	$597,794	$1,293,002
Class B	44,562	85,725	130,287	24,114	30,413	54,527
Class C	79,181	151,292	230,473	36,850	44,527	81,377
Class F	74,253	96,470	170,723	37,021	29,845	66,866
Class 529-A	18,835	23,467	42,302	8,386	6,540	14,926
Class 529-B	1,627	3,250	4,877	771	1,066	1,837
Class 529-C	3,386	6,522	9,908	1,463	1,924	3,387
Class 529-E	819	1,202	2,021	372	348	720
Class 529-F	411	472	883	173	136	309
Class R-1	950	1,761	2,711	378	417	795
Class R-2	9,296	17,522	26,818	4,127	4,873	9,000
Class R-3	16,829	25,037	41,866	7,637	6,848	14,485
Class R-4	14,171	17,707	31,878	5,766	4,494	10,260
Class R-5	18,787	21,217	40,004	9,451	6,836	16,287
Total	$1,457,079	$2,018,554	$3,475,633	$831,717	$736,061	$1,567,778

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. The board of directors approved an amended agreement effective November 1, 2006, continuing the series of rates to include additional annual rates of 0.356% on daily net assets in excess of $71 billion but not exceeding $89 billion; and 0.352% on such assets in excess of $89 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended November 30, 2006, total investment advisory services fees waived by CRMC were $24,906,000. As a result, the fee shown on the accompanying financial statements of $249,061,000, which was equivalent to an annualized rate of 0.380%, was reduced to $224,155,000, or 0.342% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2006, the total administrative services fees paid by CRMC were $5,000 and $706,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$111,142	$44,371	Not applicable	Not applicable	Not applicable
Class B	28,161	2,981	Not applicable	Not applicable	Not applicable
Class C	51,973	Included in administrative services	$7,132	$1,019	Not applicable
Class F	8,133		2,686	436	Not applicable
Class 529-A	1,455		661	105	$837
Class 529-B	1,115		88	47	112
Class 529-C	2,317		184	74	232
Class 529-E	210		33	5	42
Class 529-F	-		14	2	17
Class R-1	636		84	34	Not applicable
Class R-2	4,608		908	2,347	Not applicable
Class R-3	4,373		1,274	584	Not applicable
Class R-4	1,578		923	35	Not applicable
Class R-5	Not applicable		763	16	Not applicable
Total	$215,701	$47,352	$14,750	$4,704	$1,240

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $700,000, shown on the accompanying financial statements, includes $474,000 in current fees (either paid in cash or deferred) and a net increase of $226,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2006
Class A	$14,421,402	369,802	$2,627,089	71,294	$(4,325,381)	(110,788)	$12,723,110	330,308
Class B	943,607	24,326	125,519	3,435	(215,465)	(5,546)	853,661	22,215
Class C	2,294,884	59,263	220,045	6,037	(525,031)	(13,562)	1,989,898	51,738
Class F	1,570,048	40,122	153,458	4,169	(500,309)	(12,866)	1,223,197	31,425
Class 529-A	364,872	9,376	42,297	1,148	(35,371)	(904)	371,798	9,620
Class 529-B	42,008	1,083	4,877	134	(3,838)	(99)	43,047	1,118
Class 529-C	109,350	2,814	9,908	271	(13,867)	(356)	105,391	2,729
Class 529-E	17,366	448	2,021	55	(2,281)	(58)	17,106	445
Class 529-F	8,449	217	883	24	(1,622)	(42)	7,710	199
Class R-1	40,698	1,045	2,653	73	(11,512)	(297)	31,839	821
Class R-2	355,459	9,179	26,793	735	(121,626)	(3,134)	260,626	6,780
Class R-3	515,578	13,241	41,837	1,141	(184,147)	(4,734)	373,268	9,648
Class R-4	427,872	10,967	31,844	864	(136,093)	(3,500)	323,623	8,331
Class R-5	401,305	10,365	37,512	1,015	(81,719)	(2,098)	357,098	9,282
Total net increase
(decrease)	$21,512,898	552,248	$3,326,736	90,395	$(6,158,262)	(157,984)	$18,681,372	484,659

Year ended November 30, 2005
Class A	$12,618,355	365,651	$1,233,618	37,169	$(2,402,093)	(69,476)	$11,449,880	333,344
Class B	771,268	22,485	52,649	1,601	(105,101)	(3,053)	718,816	21,033
Class C	1,825,841	53,327	77,734	2,368	(252,790)	(7,366)	1,650,785	48,329
Class F	1,192,571	34,617	60,518	1,823	(244,123)	(7,086)	1,008,966	29,354
Class 529-A	269,162	7,812	14,925	449	(16,248)	(470)	267,839	7,791
Class 529-B	30,143	878	1,836	56	(1,444)	(42)	30,535	892
Class 529-C	71,464	2,080	3,387	103	(5,354)	(155)	69,497	2,028
Class 529-E	12,937	376	720	22	(845)	(24)	12,812	374
Class 529-F	5,383	156	309	10	(538)	(16)	5,154	150
Class R-1	29,691	862	785	24	(6,536)	(189)	23,940	697
Class R-2	245,528	7,163	8,993	273	(52,505)	(1,525)	202,016	5,911
Class R-3	387,808	11,277	14,477	437	(107,696)	(3,135)	294,589	8,579
Class R-4	276,049	7,971	10,259	308	(65,161)	(1,888)	221,147	6,391
Class R-5	257,382	7,460	14,806	445	(61,130)	(1,783)	211,058	6,122
Total net increase
(decrease)	$17,993,582	522,115	$1,495,016	45,088	$(3,321,564)	(96,208)	$16,167,034	470,995

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $32,411,624,000 and $18,006,495,000, respectively, during the year ended November 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 11/30/2006	$36.99	$.96	$7.26	$8.22	$(.95)	$(1.44)	$(2.39)	$42.82	23.38%	$60,265			.73%		.69%		2.44%
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841			.76		.73		2.41
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137			.77		.77		2.28
Year ended 11/30/2003	22.80	.65	5.73	6.38	(.56)	-	(.56)	28.62	28.52	14,703			.81		.81		2.70
Year ended 11/30/2002	24.29	.52	(1.53)	(1.01)	(.48)	-	(.48)	22.80	(4.22)	10,016			.82		.82		2.22
Class B:
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443			1.53		1.49		1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158			1.55		1.52		1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265			1.55		1.55		1.52
Year ended 11/30/2003	22.72	.45	5.72	6.17	(.39)	-	(.39)	28.50	27.52	537			1.58		1.58		1.85
Year ended 11/30/2002	24.21	.27	(1.45)	(1.18)	(.31)	-	(.31)	22.72	(4.93)	219			1.59		1.59		1.47
Class C:
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572			1.58		1.54		1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781			1.61		1.57		1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836			1.62		1.61		1.46
Year ended 11/30/2003	22.68	.42	5.71	6.13	(.38)	-	(.38)	28.43	27.40	615			1.65		1.65		1.71
Year ended 11/30/2002	24.18	.20	(1.40)	(1.20)	(.30)	-	(.30)	22.68	(4.95)	179			1.65		1.65		1.43
Class F:
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174			.76		.72		2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445			.82		.78		2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243			.86		.85		2.21
Year ended 11/30/2003	22.78	.61	5.75	6.36	(.55)	-	(.55)	28.59	28.43	470			.89		.89		2.49
Year ended 11/30/2002	24.27	.31	(1.34)	(1.03)	(.46)	-	(.46)	22.78	(4.29)	147			.91		.91		2.17
Class 529-A:
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089			.79		.75		2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585			.83		.80		2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272			.86		.85		2.21
Year ended 11/30/2003	22.78	.63	5.73	6.36	(.55)	-	(.55)	28.59	28.43	93			.87		.87		2.55
Period from 2/15/2002 to 11/30/2002	24.29	.36	(1.47)	(1.11)	(.40)	-	(.40)	22.78	(4.61)	28			1.03	(5)	1.03	(5)	2.08	(5)
Class 529-B:
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142			1.64		1.60		1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81			1.70		1.67		1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44			1.75		1.74		1.32
Year ended 11/30/2003	22.74	.40	5.73	6.13	(.36)	-	(.36)	28.51	27.28	18			1.78		1.78		1.64
Period from 2/21/2002 to 11/30/2002	23.96	.23	(1.13)	(.90)	(.32)	-	(.32)	22.74	(3.82)	5			1.79	(5)	1.79	(5)	1.31	(5)
Class 529-C:
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304			1.63		1.59		1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162			1.69		1.65		1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80			1.74		1.73		1.34
Year ended 11/30/2003	22.74	.41	5.71	6.12	(.36)	-	(.36)	28.50	27.25	29			1.76		1.76		1.66
Period from 2/22/2002 to 11/30/2002	23.98	.23	(1.15)	(.92)	(.32)	-	(.32)	22.74	(3.90)	8			1.77	(5)	1.77	(5)	1.33	(5)
Class 529-E:
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53			1.11		1.08		2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30			1.17		1.13		1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14			1.21		1.20		1.86
Year ended 11/30/2003	22.77	.54	5.73	6.27	(.48)	-	(.48)	28.56	27.97	5			1.23		1.23		2.17
Period from 3/4/2002 to 11/30/2002	25.12	.31	(2.28)	(1.97)	(.38)	-	(.38)	22.77	(7.88)	1			1.23	(5)	1.23	(5)	1.85	(5)
Class 529-F:
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22			.61		.58		2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12			.76		.73		2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6			.96		.95		2.12
Year ended 11/30/2003	22.80	.61	5.72	6.33	(.54)	-	(.54)	28.59	28.31	1			.98		.98		2.48
Period from 9/17/2002 to 11/30/2002	21.79	.08	1.07	1.15	(.14)	-	(.14)	22.80	5.33	-		(6)	.20		.20		.39

Class R-1:
Year ended 11/30/2006	$36.78	$.62	$7.21	$7.83	$(.62)	$(1.44)	$(2.06)	$42.55	22.31%	$86			1.60%		1.56%		1.58%
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44			1.63		1.58		1.54
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17			1.67		1.64		1.44
Year ended 11/30/2003	22.75	.38	5.77	6.15	(.40)	-	(.40)	28.50	27.43	5			1.78		1.66		1.48
Period from 6/7/2002 to 11/30/2002	25.08	.14	(2.37)	(2.23)	(.10)	-	(.10)	22.75	(8.85)	-		(6)	1.41		.80		.66
Class R-2:
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793			1.70		1.54		1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437			1.79		1.57		1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201			1.93		1.60		1.47
Year ended 11/30/2003	22.73	.43	5.71	6.14	(.42)	-	(.42)	28.45	27.44	57			2.23		1.62		1.72
Period from 6/7/2002 to 11/30/2002	25.08	.13	(2.35)	(2.22)	(.13)	-	(.13)	22.73	(8.80)	5			.93		.79		.61
Class R-3:
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138			1.13		1.09		2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628			1.15		1.12		2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285			1.20		1.19		1.87
Year ended 11/30/2003	22.77	.50	5.75	6.25	(.49)	-	(.49)	28.53	27.90	76			1.29		1.24		1.98
Period from 6/6/2002 to 11/30/2002	25.42	.17	(2.52)	(2.35)	(.30)	-	(.30)	22.77	(9.25)	5			.69		.60		.80
Class R-4:
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860			.82		.78		2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435			.84		.81		2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182			.85		.84		2.22
Year ended 11/30/2003	22.81	.55	5.80	6.35	(.56)	-	(.56)	28.60	28.36	25			.90		.89		2.18
Period from 6/27/2002 to 11/30/2002	23.78	.20	(1.02)	(.82)	(.15)	-	(.15)	22.81	(3.42)	2			.46		.38		.92
Class R-5:
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023			.52		.48		2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541			.54		.50		2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287			.54		.54		2.48
Year ended 11/30/2003	22.81	.70	5.74	6.44	(.62)	-	(.62)	28.63	28.82	110			.56		.56		2.88
Period from 5/15/2002 to 11/30/2002	26.11	.30	(3.27)	(2.97)	(.33)	-	(.33)	22.81	(11.37)	53			.56	(5)	.56	(5)	2.48	(5)

	Year ended November 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	30%	26%	21%	27%	32%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 5, 2007

Tax information
      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2006:

Long-term capital gains	$2,018,554,000
Foreign taxes	163,906,000
Foreign source income	1,804,781,000
Qualified dividend income	100%
Corporate dividends received deduction	$366,935,000
U.S. government income that may be exempt from state taxation	8,265,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example
            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2006, through November 30, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2006	Ending account value 11/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,119.61	$3.61	.68%
Class A -- assumed 5% return	1,000.00	1,021.66	3.45	.68
Class B -- actual return	1,000.00	1,115.09	7.85	1.48
Class B -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class C -- actual return	1,000.00	1,114.91	8.11	1.53
Class C -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class F -- actual return	1,000.00	1,119.37	3.77	.71
Class F -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-A -- actual return	1,000.00	1,119.28	3.93	.74
Class 529-A -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class 529-B -- actual return	1,000.00	1,114.42	8.43	1.59
Class 529-B -- assumed 5% return	1,000.00	1,017.10	8.04	1.59
Class 529-C -- actual return	1,000.00	1,114.54	8.38	1.58
Class 529-C -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class 529-E -- actual return	1,000.00	1,117.84	5.63	1.06
Class 529-E -- assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class 529-F -- actual return	1,000.00	1,120.49	2.98	.56
Class 529-F -- assumed 5% return	1,000.00	1,022.26	2.84	.56
Class R-1 -- actual return	1,000.00	1,114.86	8.16	1.54
Class R-1 -- assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class R-2 -- actual return	1,000.00	1,115.13	8.11	1.53
Class R-2 -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-3 -- actual return	1,000.00	1,117.33	5.73	1.08
Class R-3 -- assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-4 -- actual return	1,000.00	1,119.07	4.09	.77
Class R-4 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-5 -- actual return	1,000.00	1,120.78	2.50	.47
Class R-5 -- assumed 5% return	1,000.00	1,022.71	2.38	.47

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreements

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2007. The board approved the agreement following the recommendation of the board’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, the board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the administrative, legal and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the fund’s investment results in light of its investment objective to provide long-term growth of capital with current income by investing in established, growing companies all over the world, including the United States. They compared the fund’s total returns with the MSCI World Index, the Lipper Global Funds Index (the Lipper category that includes the fund) and with the other funds in that index as well as funds in the Vanguard 500 Index and the Lipper Global Multi-Cap Value Index (both relevant indexes given the fund’s investment objective and profile). The board and the committee noted that the fund’s investment results significantly exceeded the average and median results of the comparison group and were among the best results in the group, over both short- and longer term periods. In comparison with other funds in the Lipper Global Funds Index with assets over $300 million and 12-month yields over 0.50%, the fund’s investment results ranked 11th among the 36 funds in that group for the six-month period ended April 30, 2006; 6th among 33 funds for the three-year period ended April 30, 2006; 5th among 32 funds for the five-year period ended April 30, 2006; and 1st among 16 funds for the 10-year period ended April 30, 2006. Additionally, the fund also had the 9th highest 12-month yield among all 36 funds in that comparison group for the one-year period ended April 30, 2006.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the average fee and expense levels of other funds in the Lipper Global Funds Index (as well as select other funds in that index with assets over $300 million and 12-month yields over 0.50%). The board and the committee observed that the fund’s advisory fees and total expenses (each as a percentage of average net assets) were well below the median levels, and among the lowest of all 36 funds in that comparison group. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including: fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund. The board and the committee concluded that the nature, extent and quality of services provided by CRMC, including its investment record, the fund’s cost structure and low level of fees, benefit and are in the best interests of the fund and, along with the consideration of other factors, support approval of the agreement.

Board of directors and other officers

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C.Berenato, 60	2005	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie, 73	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 65	2005	Chair, First Security Management (private investments)

Koichi Itoh, 66	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 48	2001	Professor, Columbia University, School of International and Public Affairs

Mary Myers Kauppila, 52	1993	Private investor; Chairman of the Board and CEO,
Chairman of the Board		Ladera Management Company (venture capital and
(Independent and Non-Executive)		agriculture); former owner and President, Energy Investment, Inc.

Gail L. Neale, 71	1993	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J.O’Neill, Ph.D., 70	1993
Planning Director and acting CEO of the United States Studies Centre, University of Sydney, Australia; Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 80	1993	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 64	1993-1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Steadman Upham, 57	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 82	1993	Senior Economic Adviser and Corporate Fellow in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 60	6	Ducommun Incorporated

H. Frederick Christie, 73	21	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Robert J. Denison, 65	5	None

Koichi Itoh, 66	5	None

Merit E. Janow, 48	2	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 52	6	None
Chairman of the Board
(Independent and Non-Executive)

Gail L. Neale, 71	5	None

Robert J. O’Neill, Ph.D., 70	3	None

Donald E. Petersen, 80	2	None

Stefanie Powers, 64	2	None

Steadman Upham, 57	2	None

Charles Wolf, Jr., Ph.D., 82	2	None

We note with sadness the death in December 2006 of Frank Stanton, a founding director of the fund in 1993 who served as Founding Director Emeritus since 2003. His wise counsel and friendship will be greatly missed.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 65	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Paul G. Haaga, Jr., 58	1993	Vice Chairman of the Board, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 65	4	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	15	None

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Stephen E. Bepler, 64	1993	Senior Vice President, Capital Research Company[5]
President

Gregg E. Ireland, 57	1999	Senior Vice President, Capital Research and
Executive Vice President		Management Company

Mark E. Denning, 49	1993	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital
		Research Company[5]

Darcy B. Kopcho, 53	2006	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

Jeanne K. Carroll, 58	2001	Senior Vice President, Capital Research Company[5]
Vice President

Andrew B. Suzman, 39	2003	Executive Vice President and Director, Capital
Vice President		Research Company;[5] Director, Capital International Research, Inc.[5]

Vincent P. Corti, 50	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 35	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Sheryl F. Johnson, 38	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Growth and Income Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2006, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
> Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. MFGEAR-933-0107P

Litho in USA WG/CG/8072-S7497

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Steadman Upham, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$91,000
2006	$101,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$7,000
2006	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$26,000
2006	$4,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $33,000 for fiscal year 2005 and $11,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

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Capital World Growth and Income FundSM
Investment portfolio

November 30, 2006

Common stocks — 90.69%	Shares	Market value (000)

FINANCIALS — 20.51%
Banco Santander Central Hispano, SA	48,272,604	$876,379
UniCredito Italiano SpA (Italy)	77,740,000	670,984
UniCredito Italiano SpA (Germany)	13,500,000	116,377
HSBC Holdings PLC (United Kingdom)	29,384,269	541,878
HSBC Holdings PLC (Hong Kong)	7,854,000	145,904
BNP Paribas	5,595,870	602,808
Citigroup Inc.	12,014,500	595,799
Société Générale	3,423,512	573,477
AXA SA	14,277,722	540,728
Lloyds TSB Group PLC	49,915,000	530,408
ING Groep NV	12,196,834	519,902
Fortis (Netherlands)	12,214,100	497,833
Fortis (Belgium)	300,000	12,232
Shinhan Financial Group Co., Ltd.	10,211,500	497,385
Sun Hung Kai Properties Ltd.	43,445,000	492,068
Banco Itaú Holding Financeira SA, preferred nominative	12,540,100	418,583
Washington Mutual, Inc.	8,085,000	353,153
UBS AG	5,661,622	340,415
Kookmin Bank	4,175,000	325,371
Mizuho Financial Group, Inc.	43,820	322,378
J.P. Morgan Chase & Co.	6,150,000	284,622
FöreningsSparbanken AB, Class A	7,209,000	252,973
Banco Bilbao Vizcaya Argentaria, SA	10,438,500	252,264
Swire Pacific Ltd., Class A	23,725,000	250,719
Banco Bradesco SA, preferred nominative	6,312,800	237,569
Banco Bradesco SA, preferred nominative[1,2]	140,569	5,290
ICICI Bank Ltd.	12,288,703	240,441
ICICI Bank Ltd. (ADR)	4,000	156
Commerzbank U.S. Finance, Inc.	6,241,000	224,542
Crédit Agricole SA	5,030,000	212,943
Bank of America Corp.	3,653,300	196,730
Sumitomo Mitsui Financial Group, Inc.	18,650	196,468
Credit Suisse Group	2,931,362	193,867
Industrial and Commercial Bank of China Ltd., Class H2	379,000,000	191,975
Mitsui Trust Holdings, Inc.	17,513,000	185,700
Hypo Real Estate Holding AG	3,119,099	181,486
ABN AMRO Holding NV	5,779,286	173,798
Krung Thai Bank PCL	367,628,000	141,395
Krung Thai Bank PCL, non-voting depositary receipt	23,400,000	9,000
Deutsche Börse AG	892,000	149,302
DnB NOR ASA	10,936,100	148,661
NIPPONKOA Insurance Co., Ltd.	16,911,000	145,294
Grupo Financiero Banorte, SA de CV, Series O	36,848,252	137,807
Macquarie Bank Ltd.	2,200,000	126,369
Corporacion Mapfre, CIR, SA	27,550,000	124,038
Commerce Bancorp, Inc.	3,466,000	120,478
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,410,000	119,385
Allied Capital Corp.	3,798,000	116,751
EFG Eurobank Ergasias SA	3,212,000	114,840
Willis Group Holdings Ltd. (Polynational)	2,750,000	110,715
Royal Bank of Scotland Group PLC	3,031,167	109,770
Hana Financial Holdings	2,028,250	103,705
Freddie Mac	1,485,000	99,733
Woori Finance Holdings Co., Ltd.	4,197,660	94,436
Chinatrust Financial Holding Co., Ltd.	106,175,336	90,585
Allianz SE	460,000	89,512
OTP Bank PLC	1,495,000	57,353
OTP Bank PLC (GDR)	365,000	28,288
QBE Insurance Group Ltd.	4,139,000	84,527
Commonwealth Bank of Australia	2,080,000	77,819
Sompo Japan Insurance Inc.	6,000,000	76,418
St. George Bank Ltd.	2,904,729	74,809
Bank of the Philippine Islands	58,693,075	73,411
Bank of Ireland	3,375,000	72,401
Fannie Mae	1,250,000	71,287
CapitaLand Ltd.	17,000,000	69,016
Wells Fargo & Co.	1,952,000	68,788
Erste Bank der oesterreichischen Sparkassen AG	917,900	66,864
Mitsui Sumitomo Insurance Co., Ltd.	5,394,000	66,511
Cathay Financial Holding Co., Ltd.	28,645,781	64,641
Samsung Fire & Marine Insurance Co., Ltd.	402,030	64,481
Marsh & McLennan Companies, Inc.	2,000,000	62,840
Storebrand ASA	4,895,000	62,804
Developers Diversified Realty Corp.	900,000	58,302
Westpac Banking Corp.	2,778,199	53,471
Millea Holdings, Inc.	1,383,000	49,679
PNC Financial Services Group, Inc.	700,000	49,483
DBS Group Holdings Ltd.	3,620,000	49,380
Mitsui Fudosan Co., Ltd.	2,050,000	48,148
Brookfield Asset Management Inc., Class A	997,500	47,710
Siam Commercial Bank PCL	24,000,000	46,823
Insurance Australia Group Ltd.	9,461,717	43,138
AEON Mall Co., Ltd.	779,700	41,069
Aioi Insurance Co. Ltd.	5,561,000	38,655
iStar Financial, Inc.	715,000	33,455
Kimco Realty Corp.	645,000	29,915
Fairfax Financial Holdings Ltd.	157,600	28,916
Hang Lung Properties Ltd.	12,605,000	28,035
PT Bank Rakyat Indonesia	47,000,000	27,439
Wharf (Holdings) Ltd.	7,800,000	27,326
Skandinaviska Enskilda Banken AB, Class A	810,000	23,805
HBOS PLC	1,100,000	22,513
Kasikornbank PCL, nonvoting depositary receipt	8,578,400	16,856
Hongkong Land Holdings Ltd.	4,350,500	16,619
Bank Hapoalim BM	3,355,000	16,202
Sun Life Financial Inc.	365,000	15,604
XL Capital Ltd., Class A	180,000	12,802
Mitsubishi UFJ Financial Group, Inc.	992	12,677
Hang Lung Group Ltd.	2,660,000	6,764
Suruga Bank Ltd.	370,000	4,904
Security Capital European Realty[1,2,3]	15,843	222
		16,399,551

CONSUMER DISCRETIONARY — 10.31%
Vivendi SA	23,052,400	886,780
Compagnie Générale des Etablissements Michelin, Class B	7,169,000	622,753
Greek Organization of Football Prognostics SA	15,949,410	599,814
Hyundai Motor Co.	6,501,500	492,686
Hyundai Motor Co., nonvoting preferred, Series 2	1,877,550	81,549
Continental AG	4,164,050	472,884
Toyota Motor Corp.	6,325,300	383,418
Target Corp.	6,464,000	375,494
Lowe’s Companies, Inc.	11,735,000	353,928
Lotte Shopping Co.	765,815	313,663
General Motors Corp.	10,635,900	310,887
Ford Motor Co.	33,000,000	268,290
Mediaset SpA	21,375,000	253,328
British Sky Broadcasting Group PLC	18,655,000	193,831
H & M Hennes & Mauritz AB, Class B	4,152,000	193,658
Carnival Corp., units	3,850,000	188,611
DSG International PLC	42,082,596	161,332
William Hill PLC	12,645,800	155,634
Kingfisher PLC	31,730,197	151,587
Best Buy Co., Inc.	2,598,000	142,812
News Corp., Class A	6,719,458	138,421
Harrah’s Entertainment, Inc.	1,620,000	127,494
Honda Motor Co., Ltd.	3,300,000	116,829
Limited Brands, Inc.	2,960,400	93,815
Yue Yuen Industrial (Holdings) Ltd.	28,465,000	90,024
Volkswagen AG, nonvoting preferred	640,000	44,408
Volkswagen AG	365,816	39,843
Gestevisión Telecinco SA	2,865,000	80,657
KangwonLand Inc.	3,781,280	79,574
Pou Chen Corp.	79,200,864	71,856
Nitori Co., Ltd.	1,526,900	66,186
Daito Trust Construction Co., Ltd.	1,190,000	61,550
NOK Corp.	3,316,900	61,435
LG Electronics Inc.	943,991	56,599
Swatch Group Ltd, non-registered shares	173,750	36,793
Swatch Group Ltd	436,873	18,648
Accor SA	750,000	54,524
VF Corp.	665,000	52,129
Tabcorp Holdings Ltd.	3,665,621	47,159
Carnival PLC	960,000	46,712
Kia Motors Corp.	3,000,000	45,533
Truworths International Ltd.	9,750,000	40,924
Aristocrat Leisure Ltd.	2,667,480	32,698
NTL Inc.	1,300,000	31,317
Canon Marketing Japan Inc.	1,277,600	29,345
HYUNDAI MOBIS	299,070	27,782
Publishing & Broadcasting Ltd.	1,390,000	22,828
Pioneer Corp.	1,141,800	16,554
Idearc Inc.[2]	369,500	10,176
Kesa Electricals PLC	147,598	1,034
TI Automotive Ltd., Class A1,2	1,068,000	—
		8,245,786

MATERIALS — 8.64%
Bayer AG	19,952,000	1,028,548
China Steel Corp.	551,485,660	559,157
Barrick Gold Corp.	15,291,000	480,749
Barrick Gold Corp. (CAD denominated)	1,931,540	60,573
Koninklijke DSM NV	10,097,356	481,219
Linde AG	3,613,800	355,985
Gold Fields Ltd.	15,250,000	284,306
Dow Chemical Co.	7,000,000	280,070
POSCO	813,030	255,549
Formosa Plastics Corp.	150,695,870	246,890
AngloGold Ashanti Ltd.	4,000,000	192,815
BASF AG	1,920,000	177,159
International Paper Co.	4,720,500	156,249
James Hardie Industries Ltd.	23,136,900	153,668
Impala Platinum Holdings Ltd.	5,619,112	142,725
K+S AG	1,441,600	140,538
Lonza Group Ltd.	1,500,000	125,303
Newcrest Mining Ltd.	6,000,000	122,532
Nitto Denko Corp.	2,518,000	121,541
Israel Chemicals Ltd.	18,812,189	113,233
Potash Corp. of Saskatchewan Inc.	790,000	111,185
Lonmin PLC	1,825,128	110,158
Freeport-McMoRan Copper & Gold Inc., Class B	1,750,000	110,022
UPM-Kymmene Corp.	4,024,000	100,177
E.I. du Pont de Nemours and Co.	1,833,000	86,023
Norske Skogindustrier ASA	5,081,713	84,595
LG Chem, Ltd.	1,720,000	79,427
Boral Ltd.	12,970,960	76,020
Alcan Inc.	1,515,000	72,887
Akzo Nobel NV	1,175,000	67,356
Weyerhaeuser Co.	1,040,000	67,267
Mittal Steel Co. NV	1,610,000	66,261
Taiwan Cement Corp.	60,000,000	54,436
Imperial Chemical Industries PLC	5,485,000	44,859
Sonoco Products Co.	1,200,000	44,388
Alcoa Inc.	1,365,000	42,547
Packaging Corp. of America	1,800,000	40,590
Martin Marietta Materials, Inc.	290,000	28,800
Vulcan Materials Co.	315,000	27,947
Makhteshim-Agan Industries Ltd.	5,235,000	27,902
Yara International ASA	1,131,800	23,574
Sappi Ltd.	1,239,000	20,085
Stora Enso Oyj, Class R (ADR)	1,086,300	16,957
M-real Oyj, Class B	2,369,500	14,057
Smurfit-Stone Container Corp.[2]	974,200	10,453
Arkema SA2	12,500	622
Arkema SA (ADR)[1,2]	6,250	311
		6,907,715

TELECOMMUNICATION SERVICES — 8.33%
Koninklijke KPN NV	59,962,620	821,816
AT&T Inc.	20,196,824	684,874
Vodafone Group PLC	237,518,328	628,063
Telekom Austria AG	18,892,393	500,346
France Télécom SA	17,405,000	451,735
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	368,927,000	398,557
América Móvil SA de CV, Series L (ADR)	7,809,000	347,266
Olivetti SpA	59,750,000	181,266
Telecom Italia SpA, nonvoting	60,521,000	160,685
Philippine Long Distance Telephone Co.	4,364,420	216,592
Philippine Long Distance Telephone Co. (ADR)	1,650,000	81,031
Verizon Communications Inc.	7,390,000	258,207
Far EasTone Telecommunications Co., Ltd.	192,780,000	218,703
Telefónica, SA	10,780,000	218,263
Telekomunikacja Polska SA	27,224,100	211,773
Chunghwa Telecom Co., Ltd.	64,953,320	118,060
Chunghwa Telecom Co., Ltd. (ADR)	4,814,798	91,481
Sprint Nextel Corp., Series 1	8,015,800	156,388
Tele Norte Leste Participações SA, preferred nominative	9,522,297	140,875
TeliaSonera AB	17,381,700	131,520
Advanced Info Service PCL	47,485,900	109,186
BellSouth Corp.	2,354,000	104,965
Teléfonos de México, SA de CV, Class L (ADR)	3,623,474	94,573
China Netcom Group Corp. Ltd.	35,600,000	70,940
SK Telecom Co., Ltd. (ADR)	2,330,000	60,417
KDDI Corp.	8,970	59,950
China Unicom Ltd.	40,870,000	47,078
COSMOTE Mobile Telecommunications SA	1,650,000	45,884
Maxis Communications Bhd.	10,000,000	27,378
Magyar Telekom Telecommunications PLC[2]	5,243,600	25,616
		6,663,488

ENERGY — 8.24%
Royal Dutch Shell PLC, Class B	20,949,312	748,356
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	370,777
Royal Dutch Shell PLC, Class A	7,850,000	277,130
Royal Dutch Shell PLC, Class B (ADR)	1,142,148	82,098
TOTAL SA	9,243,000	655,429
TOTAL SA (ADR)	2,250,000	160,785
Chevron Corp.	9,376,962	678,142
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	4,255,000	361,249
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,840,000	267,386
Oil & Natural Gas Corp. Ltd.	20,526,168	396,967
Hess Corp.	5,250,000	263,917
ENI SpA	7,500,000	245,606
ConocoPhillips	3,450,000	232,185
Canadian Natural Resources, Ltd.	4,050,000	219,850
Husky Energy Inc.	3,015,000	207,213
Exxon Mobil Corp.	2,400,000	184,344
Norsk Hydro ASA	7,329,500	181,532
Canadian Oil Sands Trust	4,550,205	119,671
Canadian Oil Sands Trust[3]	1,100,000	28,930
Reliance Industries Ltd.	4,627,000	129,134
Schlumberger Ltd.	1,420,000	97,242
SK Corp.	1,239,410	91,255
Caltex Australia Ltd.	4,164,181	72,756
Marathon Oil Corp.	670,000	63,235
PTT Exploration and Production PCL	19,620,000	60,150
Transocean Inc.[2]	695,000	54,175
Williams Companies, Inc.	1,935,000	53,716
Thai Oil PCL	30,800,000	52,793
China National Offshore Oil Corp.	50,999,900	44,979
Technip SA	585,000	40,979
Halliburton Co.	1,200,000	40,488
Sasol Ltd.	1,100,000	38,823
SBM Offshore NV	840,000	27,274
OAO NOVATEK (GDR)	300,000	19,350
Enbridge Inc.	467,477	16,480
		6,584,396

CONSUMER STAPLES — 7.67%
Diageo PLC	55,365,500	1,062,906
Altria Group, Inc.	12,470,000	1,050,099
Tesco PLC	77,505,563	596,171
Nestlé SA	1,379,500	486,963
Seven & I Holdings Co., Ltd.	7,924,000	252,479
InBev	3,664,584	240,448
Coca-Cola Co.	5,050,000	236,492
Foster’s Group Ltd.	43,289,000	228,439
Unilever NV	7,089,000	187,088
Unilever NV (New York registered)	1,500,000	39,735
Koninklijke Ahold NV2	20,756,000	207,787
Fomento Económico Mexicano, SA de CV (ADR)	1,803,700	189,839
Groupe Danone	1,033,000	158,950
Reynolds American Inc.	2,470,282	158,691
Wal-Mart Stores, Inc.	3,168,000	146,045
Kellogg Co.	2,375,000	118,228
Imperial Tobacco Group PLC	3,050,000	112,071
SABMiller PLC	4,732,216	98,897
PepsiCo, Inc.	1,200,000	74,364
Scottish & Newcastle PLC	6,053,900	64,271
Gallaher Group PLC	3,000,000	56,090
METRO AG	840,000	52,335
L’Oréal SA	496,000	49,983
Shoppers Drug Mart Corp.	930,000	40,444
Procter & Gamble Co.	601,700	37,781
UST Inc.	655,900	36,717
Tingyi (Cayman Islands) Holding Corp. (China — Incorporated in the Cayman Islands)	42,564,000	35,787
Woolworths Ltd.	1,929,849	33,490
Bunge Ltd.	465,000	32,782
Avon Products, Inc.	660,000	21,542
Koninklijke Numico NV	310,000	15,981
Coca-Cola Hellenic Bottling Co. SA	352,182	12,862
		6,135,757

HEALTH CARE — 6.78%
Roche Holding AG	6,484,566	1,171,584
Novo Nordisk A/S, Class B	11,322,200	874,328
AstraZeneca PLC (Sweden)	7,416,800	429,438
AstraZeneca PLC (United Kingdom)	3,405,000	197,480
Pfizer Inc	13,361,700	367,313
Abbott Laboratories	7,538,000	351,723
Bristol-Myers Squibb Co.	9,512,700	236,200
Smith & Nephew PLC	20,669,500	195,765
Sanofi-Aventis	2,036,700	178,811
Medtronic, Inc.	3,100,000	161,603
Eli Lilly and Co.	3,000,000	160,770
Merck KGaA	1,324,000	145,256
Schering-Plough Corp.	6,400,000	140,864
Merck & Co., Inc.	3,000,000	133,530
UnitedHealth Group Inc.	2,420,500	118,798
Forest Laboratories, Inc.[2]	2,130,000	103,731
Wyeth	1,590,000	76,765
Johnson & Johnson	1,130,000	74,478
WellPoint, Inc.[2]	750,000	56,753
Astellas Pharma Inc.	1,226,000	53,567
Richter Gedeon NYRT	219,500	45,389
UCB NV	665,000	42,180
Chugai Pharmaceutical Co., Ltd.	1,899,300	38,704
Daiichi Sankyo Co., Ltd.	1,179,000	36,243
McKesson Corp.	645,000	31,863
		5,423,136

INFORMATION TECHNOLOGY — 6.66%
Microsoft Corp.	26,699,000	783,082
Nokia Corp.	21,521,750	432,901
Nokia Corp. (ADR)	7,250,300	146,601
Taiwan Semiconductor Manufacturing Co. Ltd.	121,306,770	245,613
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	19,778,888	212,623
International Business Machines Corp.	4,430,000	407,206
Oracle Corp.[2]	19,801,800	376,828
Cisco Systems, Inc.[2]	10,975,000	295,008
Quanta Computer Inc.	167,815,359	292,575
Samsung Electronics Co., Ltd.	379,208	260,425
Intel Corp.	8,000,000	170,800
Hewlett-Packard Co.	4,300,000	169,678
Murata Manufacturing Co., Ltd.	2,232,000	152,256
Delta Electronics, Inc.	49,003,779	150,571
TDK Corp.	1,957,200	149,735
Toshiba Corp.	22,650,000	144,924
Canon, Inc.	2,552,500	134,887
ASML Holding NV (New York registered)[2]	3,485,000	86,777
ASML Holding NV2	1,000,000	24,842
Powerchip Semiconductor Corp.	162,376,555	105,407
Acer Inc.	37,408,000	80,713
Compal Electronics, Inc.	81,628,076	74,941
Lite-On Technology Corp.	56,567,448	73,354
Seagate Technology	2,400,000	61,824
Hoya Corp.	1,348,000	53,077
Motorola, Inc.	1,874,300	41,553
Mediatek Incorporation	3,059,062	31,300
Microchip Technology Inc.	895,000	30,528
Samsung SDI Co., Ltd.	400,000	28,547
Texas Instruments Inc.	750,000	22,163
livedoor Co., Ltd.[1,2]	24,137,034	19,800
Analog Devices, Inc.	600,000	19,512
Chi Mei Optoelectronics Corp.	18,046,838	19,163
Corning Inc.[2]	723,513	15,599
High Tech Computer Corp.	582,000	13,457
		5,328,270

UTILITIES — 5.69%
E.ON AG	7,822,214	1,004,329
Veolia Environnement	10,550,000	698,376
Electricité de France SA	9,369,000	600,471
RWE AG	3,598,403	407,932
NTPC Ltd.	115,168,548	379,547
Suez	6,500,000	312,015
Gas Natural SDG, SA	6,869,500	280,175
Korea Electric Power Corp.	3,823,280	159,475
Tokyo Gas Co., Ltd.	30,025,000	148,816
Electric Power Development Co., Ltd.	1,585,000	66,104
Exelon Corp.	975,000	59,212
Spark Infrastructure[4]	56,535,632	52,399
Hongkong Electric Holdings Ltd.	10,680,000	50,390
FirstEnergy Corp.	780,000	46,675
Dominion Resources, Inc.	567,811	45,845
Equitable Resources, Inc.	1,050,000	45,549
Scottish Power PLC	2,950,000	43,788
Hong Kong and China Gas Co. Ltd.	19,118,000	42,275
National Grid PLC	1,948,980	26,343
Progress Energy, Inc.	550,000	26,273
Southern Co.	720,000	26,100
MDU Resources Group, Inc.	869,000	22,890
		4,544,979

INDUSTRIALS — 5.18%
General Electric Co.	16,080,000	567,302
United Parcel Service, Inc., Class B	6,191,700	482,457
Qantas Airways Ltd.	81,394,366	317,809
Tyco International Ltd.	9,560,000	289,572
Autostrade SpA	8,716,000	269,846
Siemens AG	2,813,000	267,714
Cintra, Concesiones de Infraestructuras de Transporte, SA	14,172,600	237,032
Cintra, Concesiones de Infraestructuras de Transporte, SA1,2	708,630	11,852
Singapore Technologies Engineering Ltd.	103,500,000	203,033
United Technologies Corp.	2,847,000	183,717
Deutsche Post AG	5,265,000	156,868
Macquarie Airports	54,800,000	153,453
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	3,631,000	115,692
Fraport AG	1,561,100	109,686
Sandvik AB	8,000,000	102,935
ComfortDelGro Corp. Ltd.	95,600,000	97,494
Samsung Heavy Industries Co., Ltd.	3,645,000	92,204
Wienerberger AG	1,440,000	76,693
Nippon Express Co., Ltd.	10,726,800	57,890
Brisa Auto-Estradas de Portugal SA	4,414,700	51,269
Manpower Inc.	700,000	49,700
Wesfarmers Ltd.	1,600,000	44,173
Kubota Corp.	5,000,000	43,994
Mitsubishi Heavy Industries, Ltd.	8,165,300	35,465
SMC Corp.	241,000	33,067
Cie. de Saint-Gobain	345,000	27,525
Travis Perkins PLC	800,000	27,288
Singapore Post Private Ltd.	32,160,000	21,726
Wolseley PLC	565,000	13,218
Contax Participações SA, ordinary nominative	762,130	1,173
Imperial Holdings Ltd.[2]	20,000	414
		4,142,261

MISCELLANEOUS — 2.68%
Other common stocks in initial period of acquisition		2,142,423

Total common stocks (cost: $55,170,729,000)		72,517,762

Rights — 0.00%

INDUSTRIALS — 0.00%
Autostrade SpA, rights, expire 2006[1,2]	8,716,000	—

Total rights (cost: $0)		—

	Shares or
Convertible securities — 0.48%	principal amount	Market value (000)

CONSUMER DISCRETIONARY — 0.29%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	6,015,055	$208,723
Liberty Media Holding Corp. 3.25% exchangeable debentures 2031	$25,000,000	20,156
		228,879

INFORMATION TECHNOLOGY — 0.06%
ASML Holding NV 5.50% convertible notes 2010	€12,700,000	23,494
Liberty Media Holding Corp. 3.50% exchangeable debentures 2031	$20,000,000	20,400
		43,894

TELECOMMUNICATION SERVICES — 0.04%
Crown Castle International Corp. 6.25% convertible preferred 2012[2]	635,200	35,285

INDUSTRIALS — 0.04%
Tyco International Ltd., Series B, 3.125% convertible debentures 2023	$25,000,000	35,281

HEALTH CARE — 0.03%
Amgen Inc. 0% convertible notes 2032	$25,000,000	18,844
Teva Pharmaceutical Industries Ltd. 1.75% convertible debenture 2026	$10,000,000	9,437
		28,281

MATERIALS — 0.02%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	10,000	13,968

Total convertible securities (cost: $396,778,000)		385,588

Bonds & notes — 0.49%	Principal amount (000)

CONSUMER DISCRETIONARY — 0.24%
General Motors Corp. 8.25% 2023	$12,240	11,215
General Motors Corp. 8.375% 2033	137,760	126,223
R.H. Donnelley Corp., Series A-2, 6.875% 2013	20,150	19,394
R.H. Donnelley Corp., Series A-3, 8.875% 2016	17,600	18,568
Delphi Automotive Systems Corp. 6.55% 2006[5]	14,955	15,852
		191,252

NON-U.S. GOVERNMENT BONDS & NOTES — 0.15%
Indonesia (Republic of) 10.00% 2011	IDR 74,000,000	8,008
Indonesia (Republic of) 13.40% 2011	90,000,000	10,884
Indonesia (Republic of) 9.50% 2015	122,825,000	12,613
Indonesia (Republic of) 11.00% 2020	220,000,000	24,330
Turkey (Republic of) Treasury Bill 0% 2007	TRY73,594	45,395
Brazilian Treasury Bill 0% 2007	R$40	17,769
		118,999

FINANCIALS — 0.08%
General Motors Acceptance Corp. 6.125% 2007	$10,000	10,005
General Motors Acceptance Corp. 6.15% 2007	5,265	5,266
General Motors Acceptance Corp. 6.225% 2007[6]	10,000	10,012
General Motors Acceptance Corp. 6.274% 2007[6]	9,735	9,739
General Motors Acceptance Corp. 6.125% 2008	30,000	29,996
		65,018

ENERGY — 0.02%
El Paso Corp. 7.875% 2012	14,500	15,298

Total bonds & notes (cost: $358,872,000)		390,567

	Principal amount	Market value
Short-term securities — 8.27%	(000)	(000)

Bank of Ireland 5.24%-5.255% due 12/5/2006-2/8/2007[3]	$303,700	$301,813
Dexia Delaware LLC 5.22%-5.245% due 12/22/2006-2/7/2007	300,000	298,466
Depfa Bank PLC 5.22%-5.26% due 12/1/2006-2/2/2007[3]	298,500	297,316
Stadshypotek Delaware Inc. 5.24%-5.25% due 1/22-2/23/2007[3]	178,200	176,285
Svenska Handelsbanken Inc. 5.23%-5.235% due 1/2-2/28/07	100,000	99,117
BASF AG 5.22%-5.25% due 1/2-2/23/2007[3]	265,900	263,732
HBOS Treasury Services PLC 5.23%-5.25% due 12/27/2006-3/6/2007	263,475	260,842
Amsterdam Funding Corp. 5.22%-5.23% due 12/8/2006-2/9/2007[3]	260,500	259,201
Danske Corp. 5.225%-5.235% due 12/27/2006-1/30/2007[3]	260,900	258,994
Calyon North America Inc. 5.23%-5.25% due 12/14/2006-3/1/2007	261,200	258,929
ING (U.S.) Funding LLC 5.23%-5.24% due 1/22-3/2/2007	259,700	257,508
Old Line Funding, LLC 5.25% due 12/14/2006-1/17/2007[3]	148,097	147,423
Thunder Bay Funding, LLC 5.25% due 1/5-2/15/2007[3]	106,929	106,008
Barclays U.S. Funding Corp. 5.22%-5.245% due 12/20/2006-2/27/2007	252,000	249,927
BNP Paribas Finance Inc. 5.24%-5.27% due 12/1/2006-1/18/2007	225,000	224,435
UBS Finance (Delaware) LLC 5.225%-5.245% due 12/12/2006-1/22/2007	216,100	215,148
Barton Capital LLC 5.24%-5.25% due 1/9-1/26/2007[3]	107,400	106,653
Société Générale North America, Inc. 5.24%-5.245% 12/4/2006-1/19/2007	100,000	99,625
Allied Irish Banks N.A. Inc. 5.225%-5.25% due 12/13/2006-2/28/2007[3]	200,300	198,935
Bank of America Corp. 5.21%-5.25% due 12/11/2006-3/2/2007	200,000	198,823
ANZ National (International) Ltd. 5.23%-5.25% due 12/7/2006-3/1/2007[3]	200,000	198,356
Spintab AB (Swedmortgage) 5.22%-5.26% due 12/5/2006-2/14/2007	196,300	195,370
HSBC USA Inc. 5.22%-5.25% due 12/8/2006-3/16/2007	185,000	183,878
CBA (Delaware) Finance Inc. 5.235%-5.25% due 12/15/2006-2/16/2007	177,885	176,664
Royal Bank of Scotland PLC 5.23%-5.24% due 12/21/2006-1/31/2007	150,000	149,265
Park Avenue Receivables Co., LLC 5.26% due 12/22/2006[3]	101,100	100,775
Jupiter Securitization Co., LLC 5.26% due 12/22/2006[3]	35,300	35,186
Freddie Mac 5.115%-5.15% due 12/29/2006-1/23/2007	130,000	129,225
CAFCO, LLC 5.23% due 1/12/2007[3]	83,500	82,981
Ciesco LLC 5.26% due 12/4/2006[3]	45,700	45,674
Rabobank USA Financial Corp. 5.235%-5.24% due 12/7/2006-1/31/2007	125,000	124,317
Toyota Motor Credit Corp. 5.23%-5.25% due 12/6/2006-2/2/2007	109,100	108,517
IXIS Commercial Paper Corp. 5.245%-5.25% due 12/12-12/28/2006[3]	100,000	99,720
KfW International Finance Inc. 5.20%-5.21% due 12/22/2006-1/3/2007[3]	100,000	99,606
Federal Home Loan Bank 5.085%-5.10% due 1/12-1/22/2007	99,970	99,266
Export Development Canada 5.23% due 12/1/2006	89,200	89,187
Westpac Banking Corp. 5.24%-5.25% due 12/13/2006-1/22/2007[3]	75,000	74,582
Canadian Imperial Holdings Inc. 5.25%-5.26% due 12/11-12/19/2006	50,000	49,891
International Lease Finance Corp. 5.22% due 1/26/2007	50,000	49,604
Lloyds Bank PLC 5.24% due 1/29/2007	50,000	49,571
BP Capital Markets America Inc. 5.20% due 2/8/2007[3]	50,000	49,498
American Honda Finance Corp. 5.22% due 2/9/2007	38,500	38,106
Private Export Funding Corp. 5.23% due 2/2/2007[3]	35,000	34,677
National Australia Funding (Delaware) Inc. 5.225% due 12/22/2006[3]	21,400	21,332
Procter & Gamble Co. 5.23% due 12/22/2006[3]	19,000	18,939
Fannie Mae 5.13% due 12/29/2006	15,000	14,935
Variable Funding Capital Corp. 5.23% due 12/14/2006[3]	8,800	8,782
Toronto-Dominion Holdings USA Inc. 5.245% due 12/22/2006[3]	8,479	8,452

Total short-term securities (cost: $6,614,691,000)		6,615,536

Total investment securities (cost: $62,541,070,000)		79,909,453
Other assets less liabilities		54,979

Net assets		$79,964,432

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

1 Valued under fair value procedures adopted by authority of the board of directors.
2 Security did not produce income during the last 12 months.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,024,072,000, which represented 3.78% of the net assets of the fund.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 Scheduled interest and/or principal payment was not received.
6 Coupon rate may change periodically.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-933-0107-S6867

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc (the "Fund") as of November 30, 2006, and for the year then ended and have issued our unqualified report thereon dated January 5, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, CA
January 5, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Stephen E. Bepler
Stephen E. Bepler, President and Principal Executive Officer

Date: February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Stephen E. Bepler
Stephen E. Bepler, President and Principal Executive Officer

Date: February 7, 2007

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 7, 2007